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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 25, 2000, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-45864) and related Prospectus of Rigel Pharmaceuticals, Inc. for the registration of 10,350,000 shares of its common stock.

                                                           /s/ ERNST & YOUNG LLP

Palo Alto, California
October 2, 2000